LifeVantage Announces Management Change

Gary Koos to Assume Role as Interim Chief Financial Officer

SALT LAKE CITY, January 18, 2017 - LifeVantage Corporation (Nasdaq:LFVN), announced today the appointment of Gary Koos as Interim Chief Financial Officer, effective January 19, 2017. Mark Jaggi’s employment with the Company has been terminated, effective immediately. The Company has undertaken a search for a permanent Chief Financial Officer.

“We are pleased to have Gary Koos join the company as Interim CFO,” said LifeVantage President and Chief Executive Officer, Darren Jensen. “In addition to his international financial expertise and leadership capabilities, Gary’s extensive operational skills and experience establishing enterprise-wide policies and controls will be vital as we continue to focus on creating value for our shareholders.”

Mr. Koos brings more than 35 years of financial and leadership experience, having served in multiple C-level financial and operational roles across a broad range of industries. Most recently, Mr. Koos served as Head of Finance of the PCT division of Comet Technology Inc. Previously Mr. Koos served as President, CEO and CFO, leading the financial and operational restructure for Worldwide Energy and Manufacturing USA Inc., a U.S. publicly listed and China-based manufacturing company from 2011 to 2013. Mr. Koos also previously served in several senior financial and operation executive roles including both public and private company experience. Mr. Koos received his Master of Business Administration degree in International Business and his Bachelor of Science degree in Business Administration from the University of California, Berkeley.

About LifeVantage Corporation

LifeVantage Corporation (Nasdaq:LFVN), is a science-based direct selling company dedicated to visionary science that looks to transform health, wellness and anti-aging internally and externally at the cellular level. The company is the maker of Protandim® Nrf2 and NRF1 Synergizers, its line of scientifically-validated dietary supplements, the TrueScience® Anti-Aging Skin Care Regimen, Canine Health®, the AXIO® energy product line and the PhysIQ™ Smart Weight Management System. LifeVantage was founded in 2003 and is headquartered in Salt Lake City, Utah. www.lifevantage.com

Forward Looking Statements

This document contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words and expressions reflecting optimism, satisfaction or disappointment with current prospects, as well as words such as "believe," "hopes," "intends," "estimates," "expects," "projects," "plans," "anticipates," "look forward to" and variations thereof, identify forward-looking statements, but their absence does not mean that a statement is not forward-looking. Examples of forward-looking statements include, but are not limited to, statements we make regarding our future growth, distributor success and shareholder value. Such forward-looking statements are not guarantees of performance and the Company's actual results could differ materially from those contained in such statements. These forward-looking statements are based on the Company's current expectations and beliefs concerning future events affecting the Company and involve known and unknown risks and uncertainties that may cause the Company's actual results or outcomes to be materially different from those anticipated and discussed herein. These risks and uncertainties include, among others, those discussed in greater detail in the Company's Annual Report on Form 10-K and the Company's Quarterly Report on Form 10-Q under the caption "Risk Factors," and in other documents filed by the Company from time to time with the Securities and Exchange Commission. The Company cautions investors not to place undue reliance on the forward-looking statements contained in this document. All forward-looking statements are based on information currently available to the Company on the date hereof, and the Company undertakes no obligation to revise or update these forward-looking statements to reflect events or circumstances after the date of this document, except as required by law.

Investor Relations Contacts:

Cindy England
Director of Investor Relations
(801) 432-9036
investor@lifevantage.com

-or-

Scott Van Winkle
Managing Director, ICR
(617) 956-6736
scott.vanwinkle@icrinc.com

Company Relations Contact:

John Genna
Vice President of Communications
& Corporate Partnerships
(801) 432-9172